Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2013
Cash and Cash Equivalents
NOTE 4	Cash and Cash Equivalents

Cash and cash equivalent balances at December 31 are summarized as follows:

(in thousands)	2013	2012
Cash and cash equivalents in domestic accounts	$192,468	152,373
Cash and cash equivalents in foreign accounts	85,762	95,239

Total	$278,230	247,612

The Company maintains operating accounts outside the United States denominated in currencies other than the U.S. dollar. All amounts in domestic accounts are denominated in U.S. dollars.

As of December 31, 2013 and 2012, the Company had $5.0 million and $2.5 million, respectively, of cash and cash equivalents in Money Market accounts that had an original maturity date of 90 days or less.